Exhibit 99.1

March 2019 From New Insights to New Medicines

2 Disclaimers Various statements in this presentation concerning Scholar Rock’s future expectations, plans and prospects, including without limitation, Scholar Rock’s expectations regarding its strategy, its product candidate selection and development timing, inclu din g timing for the initiation of and reporting results from its clinical trials for its product candidates, its disease indication selection and timing for such selection, the ability of SRK - 015 to affect the treatment of patients suffering from SMA either as a monotherapy or in conjunction with the current standard of care, the ability of SRK - 181 to affect the treatment of cancer patients in a manner consistent with preclinical data, and the projected use of cash constitute forward - looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. The use of words such as “may,” “might,” “will,” “should,” “expec t,” “plan,” “anticipate,” “believe,” “estimate,” “target,” “project ,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify such forward looking statements. Actual results may differ materially from those indicated by these forw ard - looking statements as a result of various important factors, including, without limitation, Scholar Rock’s ability to provide th e financial support and resources necessary to identify and develop multiple product candidates on the expected timeline, competition from others developing products for similar uses, Scholar Rock’s ability to obtain, maintain and protect its intellectual property , S cholar Rock’s dependence on third parties for development and manufacture of product candidates including to supply any clinical tri als , and Scholar Rock’s ability to manage expenses and to obtain additional funding when needed to support its business activities and es tablish and maintain strategic business alliances and new business initiatives as well as those risks more fully discussed in the sec tio n entitled "Risk Factors" in the Quarterly Report on Form 10 - Q for the quarter ended September 30, 2018, which is on file with the Securiti es and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock’s sub sequent filings with the Securities and Exchange Commission. Any forward - looking statements represent Scholar Rock’s views only as of to day and should not be relied upon as representing its views as of any subsequent date. Scholar Rock explicitly disclaims any obli gat ion to update any forward - looking statements unless required by law. © Scholar Rock, Inc. All rights reserved. March 2019 .

3 2018: Transformative Year for Scholar Rock Established Strong Financial Foundation • Transitioned to public company with successful $86M IPO Transitioned to Clinical - Stage Company • SRK - 015 Phase 1 trial supports advancement to Phase 2 SMA proof - of - concept trial Executed Strategic Collaboration • Gilead fibrosis collaboration with $80M upfront and up to $1.45B in milestones Advanced Innovative Pipeline • Progressed antibody platform for neuromuscular disorders, cancer immunotherapy, fibrosis, and anemias

Nature's Growth Factor Activation Machinery

Mature TGFβ1	TGFβ1 Precursor Complex


Active form of the growth factor


TGFβ1 propeptide which forms a "cage"
Cage renders the growth factor inactive or "latent"

TGFβ Superfamily: More than 30 Related Growth Factors that Mediate Diverse Biological Processes

SCHOLAR ROCK Shi, M., et al. Nature 474, 7351, 343-9 (2011) 4

Robust Pipeline Portfolio

	Program / Target	Indication	Discovery / Early Preclinical	Preclinical	Phase 1	Phase 2	Rights / Partner	Next Anticipated Milestone
INTERNAL PROPRIETARY PROGRAMS								
Pro/Latent Myostatin	SRK-015	Spinal Muscular Atrophy						Initiate Phase 2 POC Trial in 1Q19
Pro/Latent Myostatin	SRK-015	Myostatin-Related Disorders						Identify Next Indication in 2020
Latent TGFβ	SRK-181 (Context-Independent Latent TGFβ1)	Oncology/Immuno-oncology						Initiate Phase 1 Trial Mid-2020
Latent TGFβ	Context-Dependent Latent TGFβ1 / Immune Cell	Oncology/Immuno-oncology						
BMP6	BMP6 Signaling Pathway	Anemia						
PARTNERED PROGRAMS								
Latent TGFβ	Context-Independent Latent TGFβ1	Fibrosis					GILEAD	
Latent TGFβ	Context-Dependent Latent TGFβ1 / LTBP1 & LTBP3	Fibrosis					GILEAD	
Latent TGFβ	Undisclosed Program	Fibrosis					GILEAD	
Latent TGFβ	Context-Dependent Latent TGFβ1 / GARP	Oncology/Immuno-oncology					*Janssen Biotech, Inc*	

SCHOLAR ROCK 5

SRK - 015: Inhibitor of Myostatin Activation Potential First Muscle - Directed Therapy for SMA

7 SRK - 015: Highly Specific Inhibitor of Latent Myostatin • Myostatin is a genetically - validated, negative regulator of muscle mass expressed in skeletal muscle tissue • Vertebrates lacking the myostatin gene are healthy and display increased muscle mass and strength Vertebrates lacking the myostatin gene are healthy and display increased muscle mass and strength Differentiated approach with SRK - 015: ▪ Fully human monoclonal antibody ( mAb ) ▪ Highly selective inhibitor of the activation of myostatin precursor ▪ Half - life of 23 - 33 d ays ▪ Orphan Drug Designation for SMA granted by FDA and EC ▪ US Patent 9,758,576 covers mAbs that inhibit the activation of the myostatin precursor (expiry in 2034)

Traditional Approaches Can Raise Significant Safety Concerns

Traditional Approaches Lack Selectivity | **Scholar Rock Approach**

- Most inhibitors of active myostatin also inhibit GDF11 and may inhibit other growth factors as well
- Antibodies to ActRIIb and ligand trap approaches inhibit signaling of multiple ligands



Kidney formation
Reproductive function
GDF11
Activin A
Angiogenesis
Myostatin
BMP9

Exquisite Selectivity By Targeting Precursor Form of Myostatin



SRK-015
proMyostatin
proGDF-11
proActivin A
Myostatin
GDF-11
Activin A

SCHOLAR ROCK
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9 Scholar Rock’s Guiding Principles for Neuromuscular Indication Selection Key Characteristics of Spinal Muscular Atrophy (SMA) Younger population Genetic disorder with onset in childhood A t least partially intact innervation and no structural muscle abnormalities Partial neural connectivity and a trophied muscles that largely retain structural integrity Need for increase in fast - twitch muscle fibers Substantial deficit in fast - twitch fibers Clinical trial endpoint driven by fast - twitch fiber function Fast - twitch fiber function has a prominent role in SMA outcome measures SRK - 015: Aligning Therapeutic Approach with Myostatin Biology

10 Significant Unmet Need Remains Despite Current Therapies Mean improvement in HFMSE score experienced by patients with later - onset SMA in the Phase 3 CHERISH clinical trial of nusinersen 0 20 40 60 80 HFMSE Score at Month 15 Mean Baseline Score Mean Improvement with nusinersen Unmet Medical Need for Functional Improvement with Muscle - Directed Therapies Total Possible HFMSE Score of 66 Muscle Function in SMA (Human) Hammersmith Functional Motor Scale Expanded (HFMSE) Address SMN deficiency to p revent further motor neuron deterioration Act directly on muscle with aim to improve functional performance SMN Upregulator Therapies Muscle - Directed T herapies (SRK - 015) SRK - 015 has the potential to drive functional performance across a range of severity observed in SMA either as a monotherapy or in conjunction with any SMN upregulator/corrector therapy

Review of Preclinical Data in SMNΔ7 Mouse Models



WT
More Severe Model
Less Severe Model
Latent Myostatin (ng/mL)
10,000
1,000
100
NA
–
+
–
+
muSRK-015P*

- **Achieved multi-fold increase in serum latent myostatin levels indicating target engagement**
- **Confirms presence of target in disease setting**
- **Lower latent myostatin levels in the SMA group may be attributable to reduced overall muscle mass**



Maximum Torque (mN·m)
Frequency of Nerve Stimulation in Hertz
More Severe Model
Less Severe Model
0
50
100
150
SMN upregulator + muSRK-015P
SMN upregulator only

Treatment improved muscle mass and strength

- Maximal torque of the plantar flexor muscle group increased:
  - More severe model: 44%-51%
  - Less severe model: 20%-30%

SCHOLAR ROCK

*muSRK-015P is the parental clone of SRK-015 on a mouse IgG1 framework
Preclinical data published Nov 2018: Long, K., O'Shea, K., Khairallah, R., et al. Specific Inhibition of Myostatin Activation is Beneficial in Mouse Models of SMA Therapy. *Human Molecular Genetics*, ddy382

11

12 SRK - 015 Phase 1 Trial Design SINGLE - ASCENDING DOSE (SAD) MULTIPLE - ASCENDING DOSE (MAD) Design Subjects Dosing Double - blind, placebo - controlled 3:1 randomization 40 Adult healthy v olunteers (Ages 18 - 55) Double - blind, placebo - controlled 3:1 randomization Single doses at: 1, 3, 10, 20, or 30 mg/kg 26 Adult healthy v olunteers (Ages 18 - 55) Q2W dosing for 3 doses at: 10, 20, or 30 mg/kg KEY OBJECTIVES OF PHASE 1 Evaluate the safety and tolerability, pharmacokinetics, and pharmacodynamics of SRK - 015 IV

13 Phase 1 Interim Safety Results Support Advancing to Phase 2 Trial • SRK - 015 was well - tolerated with no apparent safety signals • No dose - limiting toxicities identified up to highest evaluated dose of 30 mg/kg - No discontinuations due to a treatment - related AE - No treatment - related SAEs or deaths - No hypersensitivity reactions • Anti - drug antibody tests were negative in SAD; MAD data pending • SAD cohort: AEs * were observed in 30% (9/30) SRK - 015 - vs. 50% (5/10) placebo - treated subjects - Most frequently reported AE: headache • MAD ** cohort: AEs observed in 30% (6/20) SRK - 015 - vs. 67% (4/6) placebo - treated subjects - Most frequently reported AE: postural dizziness • Single reported SAE of gallstone - induced pancreatitis - Assessed by trial investigator as unrelated to SRK - 015 treatment * The term “adverse event” noted in this presentation refers to a treatment - emergent adverse event, which is defined as an AE with onset after administration of study drug through the final follow - up visit, or in the event that onset time precedes study drug administration, the AE increases in sever ity during the post - dosing follow - up period ** MAD analysis includes data to interim cut - off (Day 35 for 30 mg/kg dose cohort and longer follow - up for 10 and 20 mg/kg dose cohorts)

14 PK Data Support Infrequent Dosing Displayed Well - Behaved PK Profile • Consistent with that commonly observed with monoclonal antibodies • Dose - proportional serum drug exposure Half - Life S upports I nfrequent D osing • Serum half - life of 23 - 33 days across the SRK - 015 dose groups • Supports planned evaluation of once every 4 - week (Q4W) dosing in Phase 2 Pharmacokinetic (PK) Data from Single - Ascending Dose

15 PD Data Demonstrate R obust and Sustained Target Engagement Robust Target Engagement Observed • Marked increases in serum concentrations of latent myostatin following a single dose of SRK - 015 • No meaningful change observed with placebo Evidence Supports Durable Target Saturation • Peak latent myostatin levels plateaued starting with a single dose at 3 mg/kg suggesting target saturation - Single dose at 1 mg/kg only attained approximately half of the peak level • Plateau was sustained demonstrating durability of effect: - T hru Day 28 after single dose at 10 mg/kg dose - Thru at least Day 84 after single doses at 20 and 30 mg/kg Biomarker/Pharmacodynamic ( PD) Data from Single - Ascending Dose Initial proof - of - mechanism in humans of Scholar Rock’s therapeutic approach t argeting the latent form of growth factors

16 EVIDENCE TO DATE Effectively increase motor function to drive clinically meaningful outcomes x Translational/preclinical data support myostatin as a drug target in SMA x Preclinical data demonstrate potential for substantial increases in muscle strength x Interim Phase 1 PD data demonstrate SRK - 015 can successfully engage the target in a durable fashion Safety profile to enable chronic dosing, including in pediatric populations Low drug administration burden to offer broad accessibility x Minimally invasive route of administration (IV) x Interim PK and PD data support an infrequent dosing regimen (e.g . once every 4 weeks ) x Well - tolerated with no apparent safety signals based on Phase 1 interim data x Binds myostatin precursors with high selectivity in vitro GOALS SRK - 015 Target Profile in SMA Emerging evidence supports investigating the safety and efficacy of SRK - 015 in SMA

17 SRK - 015 Opportunity in Spinal Muscular Atrophy Overall Prevalence of 30,000 - 35,000 in U.S. and Europe Potential to use SRK - 015 in conjunction with SMN upregulators Potential to use SRK - 015 as monotherapy or in conjunction with SMN upregulators Relative Prevalence Among Patients Living With SMA Type I 14% Type II 51% Type III 35% Lally et al, Orphanet Journal of Rare Diseases, 2017 Type I: • Infant - onset; often fatal Type II and non - ambulatory type III: • Later - onset but still early childhood • Severe deficits in motor function Ambulatory type III: • Limited mobility and substantial morbidity Type IV: • Population n ot well - characterized Focus of Phase 2 Trial

18 Overview of Phase 2 TOPAZ Trial in SMA • 3 cohorts ; total of 50 - 60 patients • 12 - month treatment period • SRK - 015 IV every 4 weeks (Q4W) Design Subjects Key Objectives Timeline • Type 3 ambulatory SMA (monotherapy or in conjunction with approved SMN upregulator) • Type 2 and Type 3 non - ambulatory SMA (in conjunction with approved SMN upregulator) • Type 2 SMA very young children (in conjunction with approved SMN upregulator) • HFMSE (non - ambulatory SMA) • RHS (ambulatory SMA) • Safety • Preliminary PK/PD by end of 2019 • Interim safety/efficacy analysis in 1H20 • Top - line results 4Q20 - 1Q21 HFMSE – Hammersmith Functional Motor Scale Expanded; RHS – Revised Hammersmith Scale

19 SRK - 015: Path to Top - Line Results in SMA End of 2019 1H 2020 4Q20 - 1Q21 2Q19 1 Q19 Initiate trial - Start - up activities, including contracts and IRB submissions with trial sites Commence patient dosing - Provide additional details of Phase 2 trial design Preliminary PK/PD data from subset of patients - Further assess the pharmacologic profile of SRK - 015 Interim efficacy and safety analysis by cohort - Subset of patients with at least 6 months of treatment exposure Top - line results - F ull 12 - month treatment period by cohort SRK - 015 has the potential to be the first muscle - directed therapy for patients with SMA

TGFβ1: Significant Opportunities in Oncology/Immuno - oncology and Fibrosis

21 TGF β1 Plays Central Role in Multiple Diseases with Unmet Need Oncology Fibrosis Immuno - Oncology Tumor - Directed Therapy Myeloproliferative Disorders

Inhibition of TGFβ1: Multipronged Approach for Immuno-Oncology

TGFβ1 is a key driver of immune system evasion by cancer cells


TGFβ1
Regulatory T cell
Tumor Associated Macrophage
Cancer Associated Fibroblasts (Stromal cells)
Tumor cells

Nature (on-line), Feb. 14, 2018

doi:10.1038/nature25501

TGFβ attenuates tumour response to PD-L1 blockade by contributing to exclusion of T cells

Sanjeev Mariathasan[1*], Shannon J. Turley[1*], Dorothee Nickles[1*], Alessandra Castiglioni[1], Kobe Yuen[1], Yulei Wang[1], Edward E. Kadel III[1], Hartmut Koeppen[1], Jillian L. Astarita[1], Rafael Cubas[1], Suchit Jhunjhunwala[1], Romain Banchereau[1], Yagai Yang[1], Yinghui Guan[1], Cecile Chalouni[1], James Ziai[1], Yasin Şenbabaoğlu[1], Stephen Santoro[1], Daniel Sheinson[1], Jeffrey Hung[1], Jennifer M. Giltnane[1], Andrew A. Pierce[1], Kathryn Mesh[1], Steve Lianoglou[1], Johannes Riegler[1], Richard A. D. Carano[1], Pontus Eriksson[2], Mattias Höglund[2], Loan Somarriba[3], Daniel L. Halligan[3], Michiel S. van der Heijden[4], Yohann Loriot[5], Jonathan E. Rosenberg[6], Lawrence Fong[7], Ira Mellman[1], Daniel S. Chen[1], Marjorie Green[1], Christina Derleth[1], Gregg D. Fine[1], Priti S. Hegde[1], Richard Bourgon[1] & Thomas Powles[8]

- Pathway analysis points to TGFβ1 as major determinant of resistance to anti-PD-L1 (atezolizumab)
- TGFβ1 creates 'immune excluded' tumor microenvironment
- Anti-TGFβ antibody enhances anti-PDL1 treatment response in syngeneic EMT-6 tumor model

SCHOLAR ROCK

22

23 TGF β 1 is the Predominant Isoform in Most Human Tumors TGFB1 TGFB2 TGFB3 bladder urothelial carcinoma head & neck squamous cell carcinoma kidney clear cell carcinoma kidney papillary cell carcinoma liver hepatocellular carcinoma lung adenocarcinoma skin cutaneous melanoma stomach adenocarcinoma acute myeloid leukemia adrenocortical cancer brain lower grade glioma breast invasive carcinoma cervical & endocervical cancer cholangiocarcinoma colon adenocarcinoma diffuse large B-cell lymphoma esophageal carcinoma glioblastoma multiforme kidney chromophobe lung squamous cell carcinoma mesothelioma ovarian serous cystadenocarcinoma pancreatic adenocarcinoma pheochromocytoma & paraganglioma prostate adenocarcinoma rectum adenocarcinoma sarcoma testicular germ cell tumor thymoma thyroid carcinoma uterine carcinosarcoma uterine corpus endometrioid carcinoma uveal melanoma scale (% of patient samples (+) for TGFb isoform) 0 20 40 60 80 100 • TGFβ1 prevalent in human cancers for which c heckpoint therapies are approved • Expression data for most tumor types suggest that TGF β signaling mainly driven by TGF β 1 The Cancer Genome Atlas RNAseq analysis: >10,000 samples spanning 33 tumor types

TGFβ1 Blockade with SRK-181-mIgG1 Renders Preclinical Bladder Tumors Susceptible to Anti-PD1 Therapy


Control
SRK-181-mIgG1* (10 mg/kg)
Anti-PD-1
Anti-PD-1/
SRK-181-mIgG1 (3 mg/kg)
Anti-PD-1/
SRK-181-mIgG1 (10 mg/kg)
Tumor volume (mm3)
Days after treatment initiation
Endpoint
Responders
0/13
0/12
0/13
4/14
8/14
1,500
1,000
500
0
0
7
14
21
28

Dosing initiated when tumors reached 30-80 mm^3

Treatment with RMP1-14 anti-PD1 (5mg/kg twice weekly) and/or SRK-181-mIgG1 (once weekly at indicated dose)

- SRK-181-mIgG1 is a highly specific inhibitor of TGFβ1 with no meaningful binding to TGFβ2/TGFβ3
- MBT-2 model is poorly responsive to PD-1 blockade as a monotherapy
- Combination of SRK-181-mIgG1 and anti-PD1 resulted in tumor regression or tumor control

Preclinical data shown above as presented at Society for Immunotherapy of Cancer (SITC) 33rd Annual Meeting (Nov 2018)
* SRK-181-mIgG1 was formerly referred to as SRTβ1-Ab3

SCHOLAR ROCK
24

25 Days after treatment initiation Tumor volume (mm3) Control Anti - PD - 1 Anti - PD - 1/ SRK - 181 - mIgG1 ( 10 mg/kg ) Anti - PD - 1/ SRK - 181 - mIgG1 ( 3 mg/kg ) SRK - 181 - mIgG1* (30 mg/kg) Anti - PD - 1/ SRK - 181 - mIgG1 ( 30 mg/kg ) Endpoint Responders 0/11 0/12 2/12 10/12 7/9 8/11 Anti - TGF β 1 Combination with PD - 1 Blockade is Effective in Preclinical Melanoma Model • Cloudman S91 model is poorly responsive to PD - 1 blockade as a monotherapy • Combination of SRK - 181 - mIgG1 and anti - PD1 resulted in tumor regression or tumor control Interim preclinical data shown above as presented at Society for Immunotherapy of Cancer (SITC) 33rd Annual Meeting (Nov 2018) * SRK - 181 - mIgG1 was formerly referred to as SRT β1 - Ab3

26 Cloudman S91 Melanoma Model 0 10 20 30 40 0 25 50 75 100 Days after treatment initiation Survival (%) SRK - 181 - mIgG1 Combined with Anti - PD1 Therapy Leads to Significant Survival Benefit in Preclinical Tumor Models MBT - 2 Bladder Cancer Model Days after treatment initiation Survival (%) 0 7 14 21 28 0 25 50 75 100 P reclinical data shown above as presented at Society for Immunotherapy of Cancer (SITC) 33rd Annual Meeting (Nov 2018) ** SRK - 181 - mIgG1 was formerly referred to as SRTβ1 - Ab3 * * *** *** * P<0.05 Log - rank ( Mantel - Cox test) *** P<0.001

27 200 µm Control Anti - PD - 1/ SRK - 181 - mIgG1 ( 10 mg/kg) SRK - 181 - mIgG1 * Anti - PD - 1 SRK - 181 - mIgG1 Combination Therapy Enables Infiltration and Expansion of CD8 + T cells in Preclinical Tumor Model IHC of MBT - 2 tumors at day 10 • Marked increase in frequency of CD8 + T cells within the tumor • Consistent with flow cytometry data at day 13 P reclinical data shown above as presented at Society for Immunotherapy of Cancer (SITC) 33rd Annual Meeting (Nov 2018) * SRK - 181 - mIgG1 was formerly referred to as SRT β1 - Ab3

TGFβ1 Isoform Specificity of SRK-181 Results in Improved Preclinical Toxicity Profile

Repeat dose pilot toxicology study in adult female Sprague Dawley rats


Microscopic observations in heart
Valvulopathy
Atrium - Mixed cell infiltrate
Myocardium - Degeneration/necrosis
Myocardium - Hemorrhage
Myocardium - Mixed cell infiltrate, base
Coronary artery - Necrosis with inflammation
Cardiomyocyte - Necrosis/inflammatory cell infiltrate
Control
vehicle
iv, qwk x 4
LY2109761
300 mg/kg
po, qd x 8
PanTGFβAb
30 mg/kg
iv, 1 dose
SRK-181
10 mg/kg
iv, qwk x 4
30 mg/kg
iv, qwk x 4
100 mg/kg
iv, qwk x 4
Legend
Unremarkable
Minimal
Slight
Moderate

- Animals dosed with pan-TGFβ inhibitors, LY2109761 (inhibitor of ALK5, common TGFβ receptor kinase) or pan-TGFβ antibody, exhibited expected cardiac findings based on published data
- Exposure as assessed by SRK-181 serum concentration reached 2,300 μg/ml following 4 weekly doses of 100 mg/kg
- No SRK-181 related adverse effects were noted up to 100 mg/kg per week
- No cardiotoxicities (valvulopathy) were noted with SRK-181
- No observed adverse effect level (NOAEL) for SRK-181 was the highest dose evaluated (100 mg/kg QW)

SCHOLAR ROCK Preclinical data shown above as presented at Society for Immunotherapy of Cancer (SITC) 33rd Annual Meeting (Nov 2018) 28

SRK-181: Advancing Development for Treatment of Cancers Resistant to Checkpoint Blockade Therapies (CBTs)

SRK-181 is a fully human antibody designed to bind to, and prevent the activation of, latent TGFβ1 with high affinity and high selectivity

TGFβ signaling	Implicated as a culprit in primary resistance to CBTs
Translational data analyses	TGFβ1 expression is prominent in many human tumor types for which CBTs is approved or showed clinical activity
Clinical correlation and preclinical model data	TGFβ1 excludes effector cell entry into the tumor and limits immune system access to tumor cells
Preclinical studies in syngeneic mouse tumor models resistant to CBT	Combination of SRK-181-mIgG1* with anti-PD1 led to tumor regression/control and significant survival benefit
28-day pilot toxicology study in adult rats	SRK-181 showed no observed drug-related toxicity up to a weekly dose of 100 mg/kg for 4 weeks

SCHOLAR ROCK

*SRK-181-mIgG1 is the murine version of SRK-181

29

30 Highlights of Strategic Fibrosis Collaboration with Gilead Upon option exercise, responsible for preclinical and clinical development and commercialization Upfront cash and equity investment: $80 million* One - time preclinical milestone: $25 million Additional development, regulatory, and commercial milestones across 3 programs: Up to $1,425 million High single - to low double - digit tiered royalties on net sales *Includes $30 million purchase of Scholar Rock common stock at price per share of $30.60 Responsible for antibody discovery and preclinical research thru product candidate nomination for three TGF β programs Retains exclusive worldwide rights to develop certain TGF β antibodies for oncology and cancer immunotherapy Collaborating to Develop Innovative Therapies for Fibrotic Diseases

Upcoming Key R&D Milestones

SRK-015

- Initiate Phase 2 SMA proof-of-concept trial by the end of 1Q19
- Commence patient dosing in Phase 2 SMA proof-of-concept trial in 2Q19
- Present full Phase 1 results at a scientific conference in 2019
- Continue to evaluate selective inhibitors of myostatin activation in multiple disease models
- Identify next indication in 2020
- Announce Phase 2 trial read-outs:
  - Preliminary PK/PD analysis by end of 2019
  - Interim efficacy and safety analysis at 6 months in 1H20
  - Top-line results of 12-month treatment period 4Q20-1Q21

TGFβ1 Inhibitor

- Advance cancer immunotherapy product candidate, SRK-181, into a Phase 1 trial mid-2020
- Continue to advance active discovery programs for context-dependent inhibition of TGFβ1
- Conduct fibrosis discovery and preclinical studies in partnership with Gilead

Cash, cash equivalents, and marketable securities at December 31, 2018: ~$176 million
Sufficient to fund operations into 2021

SCHOLAR ROCK
31

32 Building Value in All Dimensions Executing Strategic Collaboration Advancing Clinical Development Growing Innovative Pipeline Leveraging Strong Financial Foundation